Income Taxes	3 Months Ended
Feb. 28, 2022
Income Taxes
Income Taxes

11. Income taxes

The Company has had no taxable income under the Federal and Provincial tax laws of Canada for the three months ended February 28, 2022 and 2021. The Company has non-capital loss carry-forwards at February 28, 2022, totaling $62,427,238 that must be offset against future taxable income. If not utilized, the loss carry-forwards in canacla will expire between 2028 and 2042.

As at February 28, 2022, the Company had a cumulative carry-forward pool of Canadian Federal Scientific Research & Experimental Development expenditures in the amount of approximately $15,951,739, which can be carried forward indefinitely.

For the three months ended February 28, 2022, the Company had approximately $2,933,013 of unclaimed Investment Tax Credits which expire from 2025 to 2040. These credits are subject to a full valuation allowance as they are not more likely than not to be realized.